UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________________

Date of Report (Date of earliest event reported): November 1, 2016
SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
001-35471 (Commission file number)
27-4867100 (IRS Employer Identification No.)
1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079 (Address of principal executive offices) (Zip Code)
(281) 258-4400 (Company's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On November 03, 2016, SAExploration Holdings, Inc. (the “Company”) issued a press release reporting its consolidated financial results for the third quarter and nine months ended September 30, 2016.

A copy of the press release is being furnished as an exhibit to this Current Report and incorporated by reference into this Item 2.02. The information set forth in this Item 2.02, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 03, 2016, the Company held its 2016 Annual Meetings of Stockholders (the “Annual Meeting”). Of the 9,343,513 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 6,214,470 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting and the results of the votes cast thereupon:

Proposal 1. To elect six directors to the Company’s Board of Directors serving until the next Annual Meeting to be held in 2017.

Nominee	For	Withhold	Broker Non-Vote
Jeff Hastings	5,443,207	5,075	766,188
Brian Beatty	5,443,385	4,897	766,188
L. Melvin Cooper	5,442,812	5,470	766,188
Gary Dalton	5,440,877	7,405	766,188
Michael Kass	5,442,873	5,409	766,188
Jacob Mercer	5,443,017	5,265	766,188

Proposal 2. To approve an amendment to the Company’s 2013 Non-Employee Director Share Incentive to increase the number of shares of the Company’s common stock reserved for issuance thereunder.

For	Against	Abstain	Broker Non-Vote
4,278,419	1,092,614	77,249	766,188

Proposal 3. To vote upon a non-binding advisory resolution regarding the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement dated September 23, 2016.

For	Against	Abstain	Broker Non-Vote
5,351,517	95,257	1,508	766,188

Proposal 4. To vote on a proposal to ratify the selection of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

For	Against	Abstain
6,141,200	31,495	41,775

As a result, the stockholders of the Company elected the six nominees as directors of the Company, approved the amendment to the Company’s 2013 Non-Employee Director Share Incentive to increase the number of shares of the Company’s common stock reserved for issuance, approved the non-binding advisory resolution regarding the compensation of the Company’s named executive officers, and ratified the selection of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

Item 8.01. Other Events.
On November 01, 2016, the Company issued a press release announcing that it plans to publicly release its consolidated financial results for the third quarter ended September 30, 2016, on Thursday, November 03, 2016 after the close of trading. In addition, the Company announced that an investors’ conference call to review the third quarter results will be held on Friday, November 04, 2016 at 10:00 a.m. Eastern Time.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.
You should refer to the risk factors from the Company’s Quarterly Report on Form 10-Q filed on August 12, 2016, for the period ended June 30, 2016, and as to be updated, amended and restated in the Company's Form 10-Q to be filed for the period ended September 30, 2016, for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1 99.2	Press Release dated November 01, 2016. Press Release dated November 03, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 3, 2016                SAExploration Holdings, Inc.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2	Press Release dated November 01, 2016. Press Release dated November 03, 2016.

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